UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 226, Irving, TX 75062

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC.

450 Wireless Blvd.

Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

10/31

Date of reporting period: 10/31/11

Item 1.  Reports to Stockholders.

Annual Report

October 31, 2011

1-800-320-2185

www.epiphanyfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

October 31, 2011

My Fellow Shareholders:

In January, Epiphany Funds will celebrate its fifth anniversary.  This is yet another milestone in the growth and development of Epiphany Funds.  We want to thank you all for your confidence and trust.  The fund family has grown to over $29 million in total trust assets.  We are committed to investing with purpose.

The Markets

Over the last 12 months, the final performance numbers do not reflect the entire story.  Even though the markets were positive, many investors remained unsettled.  During the summer, news turned very negative and the equity indexes mirrored the negativity in performance.  The market has been closely examining the US Budget, our debt situation, the Euro Zone economic problems and has concluded that the world’s economies seem to be more interdependent than previous historical events suggested.  The markets have recently seemed to trade sideways while the hot news of the day can have a positive or negative effect on investors’ psyche and portfolios.  It is critical that we stay aware of market trends and the possible effect on our investments, but we cannot let it drive the decision process.   We continue to remain long-term investors.  There are ample opportunities to be opportunistic buyers in these markets.

FFV Scorecard

The FFV Scorecard is designed to help exclude companies that would be offensive to our shareholders and to also identify strong companies that leave a positive footprint on the world.  This year we have continued to work hard to improve the scoring methodology to help us find companies that are positive leaders among their industry peers and exclude those that that are not up to par.  Any mutual fund with FFV in its name applies this scorecard as part of the investment process.  As we continue to grow, so do our opportunities to have direct and meaningful conversations with companies’ management; we firmly believe these conversations are an integral part of the next chapter for Epiphany Funds as we aim to become more active in shareholder advocacy issues in the coming year.

Performance Review (Fiscal Year ending October 31, 2011)

Epiphany FFV Fund (EPVNX)

The S&P 500 Total Return Index returned 8.09% for the one year period ending October 31, 2011.

•

The performance lagged the S&P 500 Total Return Index with a one-year return of 5.31% for the Fund’s Class N Shares.  This fiscal year, the performance of the S&P 500 Total Return Index was concentrated with several large, very mature, dividend paying stocks.  Most funds in this category underperformed because they are more broadly diversified than the market-cap weighted S&P 500 Total Return Index.   For the FFV Fund, this is a compounding issue since many of these company names fail our FFV screening.

Dana Large Cap Core Fund (EPCNX)

•

The Fund’s Class N Shares returned 6.40% for the one year fiscal period ended 10/31/11.    This Fund has roots in a strategy ran by Dana Investment Advisors for more than 20 years successfully.  Dana also serves as the sub-advisor for the Epiphany Strategic Income Fund.  The investment performance of this Fund is also attributed to the types of large companies bought in the fund.

We still believe that the best prospects for long-term capital appreciation for both Funds are the smaller large company stocks since they are still focused on growth.  Since these companies have underperformed this year, we believe they are well positioned to achieve higher growth.

Epiphany FFV Focused Fund (EPFNX)

The Russell 2500 Index returned 7.97% for the one year period ending October 31, 2011.  This is the FFV Focused Fund’s benchmark.

•

The performance has been 9.03% over the period.  This fund has out-performed its benchmark this year.  As an advantage, the fund is able to focus on certain companies with 42 equity investments instead of the 2,500 stocks in the index.  Keeping the fund diversified and invested in companies at a good value have been the root causes for the fund’s performance.

Epiphany FFV Strategic Income (EPINX)

The Barclay’s Capital Intermediate Aggregate Bond Index returned 3.74% for the one year period ending October 31, 2011.  This is FFV Strategic Income Fund’s benchmark.

The fund is very diversified and meant to be an all-weather tire bond fund for your portfolio.  The typical investor in Strategic Income is looking for a fund where the manager is making the allocation between income categories like treasuries versus corporate bonds. The Fund’s return over the period is 3.04%.  The Fund’s portfolio managers focus on generating income and while keeping duration as low as possible.

Managing the Portfolio and Looking Ahead

Although all the funds are not ahead of the benchmarks for this measured period of time, we are very pleased with the investment performance.  We are investors for the long-term and will stay disciplined.  Many securities are trading at discounted prices and are on ‘sale’.  If we believe in the company’s prospects for the future, we see this as an opportunity.  Since the funds’ asset size is growing, this market is a tremendous opportunity to buy.   As a fund company, we plan to continue to expand our fund offerings so the investor can build a screened portfolio.  When there is the right fit, we will continue to partner with high-quality investment managers.

All of the funds are available in retail and advisor share classes, giving investors and their advisors a choice.  Most of our growth is coming from the advisors that are using the funds as part of portfolios.  We will continue to grow this distribution so that investors can purchase through more brokerage accounts.  We also continue to add Epiphany funds to retirement plans.  Please ask your employer if this is an option for you.

We sincerely appreciate your business.  We take our responsibility to our shareholders seriously and will to continue to look for ways to improve our purpose and performance.

Many blessings to you and your family during this joyful season and best wishes for a healthy and prosperous new year,

Samuel J. Saladino

Portfolio Manager

Epiphany Funds

S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The Russell 2500 is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations.  The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.  You cannot invest directly in an index.

The Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.  You cannot invest in an index directly.

0037-NLD-1/9/2012

EPIPHANY FFV FUND
PORTFOLIO REVIEW
October 31, 2011

The Fund's performance figures* for the period ending October 31, 2011, compared to its benchmarks:

	One Year	Since Inception (1)
Epiphany FFV Fund - Class N	5.31%	(0.61)%
Epiphany FFV Fund - Class A with sales load	(0.09)%	0.82%
Epiphany FFV Fund - Class A without sales load	5.21%	2.26%
Epiphany FFV Fund - Class C with contingent deferred sales charge	3.55%	0.48%
Epiphany FFV Fund - Class C without contingent deferred sales charge	4.55%	0.48%
S&P 500 Total Return Index (2)	8.09%	1.23%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund's total gross annual operating expenses, including underlying funds are 3.77%, 3.75% and 4.51% for the Class N, A and C shares respectively per the March 1, 2011 Prospectus.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-320-2185.

(1) Inception date for Class N is January 8, 2007, Class A is March 19, 2008 and Class C is February 13, 2008.
(2) Since inception return assumes inception date of January 8, 2007.

The S&P 500 Total Return Index is a unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Holdings By Industry	% of Net Assets
Oil & Gas	7.4%
Food	6.4%
Semiconductors	6.4%
Insurance	5.8%
Computers	5.7%
Healthcare Products	5.1%
Software	4.0%
Retail	3.8%
Electric	3.7%
Pharmaceuticals	3.7%
Other Industries	45.1%
Other Assets Less Liabilities	2.9%
Total	100.0%

EPIPHANY FFV FOCUSED FUND
PORTFOLIO REVIEW
October 31, 2011

The Fund's performance figures* for the period ending October 31, 2011, compared to its benchmarks:

	One Year	Since Inception (1)
Epiphany FFV Focused Fund - Class N	9.03%	14.45%
Epiphany FFV Focused Fund - Class A with sales load	3.75%	10.69%
Epiphany FFV Focused Fund - Class A without sales load	9.19%	15.28%
Epiphany FFV Focused Fund - Class C with contingent deferred sales charge	7.27%	14.59%
Epiphany FFV Focused Fund - Class C without contingent deferred sales charge	8.27%	14.59%
Russell 2500 Total Return Index (2)	7.97%	13.60%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund's total gross annual operating expenses, including underlying funds are 17.42%, 2.01% and 2.76% for the Class N, A and C shares respectively per the March 1, 2011 Prospectus.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-320-2185.

(1) Inception date for Class N is March 1, 2010 and Classes A and C is July 28, 2010.
(2) Since inception return assumes inception date of March 1, 2010.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

Top Holdings By Industry	% of Net Assets
Retail	10.4%
Electronics	6.8%
Insurance	6.2%
Semiconductors	5.8%
Miscellaneous Manufacturing	5.5%
Electric	4.6%
REITs	4.5%
Healtcare Products	4.4%
Banks	4.3%
Oil & Gas	4.3%
Other Industries	41.4%
Other Assets Less Liabilities	1.8%
Total	100.0%

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO REVIEW
October 31, 2011

The Fund's performance figures* for the period ending October 31, 2011, compared to its benchmarks:

	One Year	Since Inception (1)
Epiphany FFV Strategic Income Fund - Class N	3.04%	4.65%
Epiphany FFV Strategic Income Fund - Class A with sales load	(2.09)%	0.79%
Epiphany FFV Strategic Income Fund - Class A without sales load	3.05%	5.01%
Epiphany FFV Strategic Income Fund - Class C with contingent deferred sales charge	1.24%	3.95%
Epiphany FFV Strategic Income Fund - Class C without contingent deferred sales charge	2.23%	3.95%
Barclays Capital Intermediate Aggregate Bond Index (2)	3.74%	4.64%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund's total gross annual operating expenses, including underlying funds are 5.27%, 1.84% and 2.59%  for the Class N, A, and C shares respectively per the March 1, 2011 Prospectus.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-320-2185.

(1) Inception date for Class N is March 1, 2010, Classes A and C is July 28, 2010.
(2) Since inception return assumes inception date of March 1, 2010.

The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Bonds & Notes	66.0%
Preferred Stock	21.9%
Common Stock	7.9%
Closed-End Funds	2.3%
Cash & Cash Equivalents	0.8%
Other Assets Less Liabilities	1.1%
Total	100.0%

DANA LARGE CAP CORE FUND
PORTFOLIO REVIEW
October 31, 2011

The Fund's performance figures* for the period ending October 31, 2011, compared to its benchmarks:

	One Year	Since Inception (1)
Dana Large Cap Core Fund - Class N	6.40%	15.05%
Dana Large Cap Core Fund - Class A with sales load	1.07%	7.25%
Dana Large Cap Core Fund - Class A without sales load	6.36%	11.74%
Dana Large Cap Core Fund - Class C with contingent deferred sales charge	4.65%	11.08%
Dana Large Cap Core Fund - Class C without contingent deferred sales charge	5.66%	11.08%
S&P 500 Total Return Index (2)	8.09%	9.36%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund's total gross annual operating expenses, including underlying funds are 9.63%, 2.09% and 2.84% for the Class N, A and C shares respectively per the March 1, 2011 Prospectus.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-320-2185.

(1) Inception date for Class N is March 1, 2010 and Classes A and C is July 28, 2010.
(2) Since inception return assumes inception date of March 1, 2010.

The S&P 500 Total Return Index are unmanaged indexes.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

Top Holdings By Industry	% of Net Assets
Oil & Gas	11.3%
Pharmaceuticals	6.4%
Retail	6.4%
Insurance	5.3%
Semiconductors	5.0%
Banks	4.9%
Software	4.9%
Computers	4.7%
Electronics	3.8%
Machinery-Diversified	3.7%
Other Industries	42.0%
Other Assets Less Liabilities	1.6%
Total	100.0%

EPIPHANY FFV FUND
PORTFOLIO OF INVESTMENTS
October 31, 2011

Shares		Value
	COMMON STOCK - 97.1%
	AEROSPACE/DEFENSE - 1.9%
2,200	United Technologies Corp.	$ 171,556

	APPAREL - 2.3%
1,500	VF Corp.	207,330

	BANKS - 3.6%
3,120	PNC Financial Services Group, Inc.	167,575
2,200	Toronto-Dominion Bank (Canada)	165,616
		333,191
	BEVERAGES - 2.7%
3,300	Coca-Cola Enterprises, Inc.	88,506
4,200	Dr Pepper Snapple Group, Inc.	157,290
		245,796
	BIOTECHNOLOGY - 1.1%
2,500	Gilead Sciences, Inc. *	104,150

	CHEMICALS - 1.5%
3,600	Eastman Chemical Co.	141,444

	COAL - 0.9%
1,900	Consol Energy, Inc.	81,244

	COMMERCIAL SERVICES - 2.2%
2,000	Alliance Data Systems Corp. *	204,880

	COMPUTERS - 5.7%
2,700	Accenture PLC - Cl. A (Ireland)	162,702
400	Apple, Inc. *	161,912
8,000	EMC Corp. *	196,080
		520,694
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
7,300	Discover Financial Services	171,988

	ELECTRIC - 3.7%
2,540	NextEra Energy, Inc.	143,256
7,700	Xcel Energy, Inc.	199,045
		342,301
	ELECTRONICS - 1.9%
3,800	Tyco International Ltd. (Switzerland)	173,090

	FOOD - 6.4%
4,200	General Mills, Inc.	161,826
1,700	HJ Heinz Co.	90,848
6,800	Safeway, Inc.	131,715
7,200	Sysco Corp.	199,584
		583,973

See accompanying notes to financial statements.

EPIPHANY FFV FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	HEALTHCARE-PRODUCTS - 5.1%
3,700	Covidien PLC (Ireland)	$ 174,048
4,800	Medtronic, Inc.	166,752
3,360	St Jude Medical, Inc.	131,040
		471,840
	HEALTHCARE-SERVICES - 2.3%
2,500	Humana, Inc.	212,225

	HOUSEHOLD PRODUCTS/WARES - 1.9%
2,500	Kimberly-Clark Corp.	174,275

	INSURANCE - 5.8%
2,700	ACE Ltd.	194,805
6,100	Sun Life Financial, Inc. (Canada)	153,842
4,500	Torchmark Corp.	184,185
		532,832
	IRON/STEEL - 1.4%
1,900	Cliffs Natural Resources, Inc.	129,618

	LODGING - 2.1%
5,800	Wyndham Worldwide Corp.	195,286

	MACHINERY-DIVERSIFIED - 2.2%
2,650	Deere & Co.	201,135

	MISCELLANEOUS MANUFACTURING - 1.9%
2,200	3M Co.	173,844

	OIL & GAS - 7.4%
1,720	Apache Corp.	171,364
2,700	ConocoPhillips	188,055
2,500	Devon Energy Corp.	162,375
4,800	Seadrill Ltd. (Bermuda)	159,024
		680,818
	OIL & GAS SERVICES - 3.3%
3,500	Halliburton Co.	130,760
2,400	Schlumberger Ltd.	176,328
		307,088
	PHARMACEUTICALS - 3.7%
4,600	AmerisourceBergen Corp.	187,680
4,100	Eli Lilly & Co.	152,356
		340,036
	PIPELINES - 1.2%
3,700	Spectra Energy Corp.	105,931

	REITS - 1.9%
10,200	Annaly Capital Management, Inc.	171,870

See accompanying notes to financial statements.

EPIPHANY FFV FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	RETAIL - 3.8%
12,000	Staples Inc.	$ 179,520
2,800	TJX Cos Inc.	165,004
		344,524
	SEMICONDUCTORS - 6.4%
5,000	Avago Technologies Ltd. (Singapore)	168,850
8,600	Intel Corp.	211,044
4,400	KLA-Tencor Corp.	207,196
		587,090
	SOFTWARE - 4.0%
7,900	CA, Inc.	171,114
6,000	Oracle Corp.	196,620
		367,734
	TELECOMMUNICATIONS - 2.8%
3,460	BCE, Inc. (Canada)	137,051
14,000	MetroPCS Communications, Inc. *	119,000
		256,051
	TOYS/GAMES/HOBBIES - 1.9%
6,200	Mattel Inc.	175,088

	TRANSPORTATION - 2.2%
2,050	Union Pacific Corp.	204,119

	TOTAL COMMON STOCK (Cost - $8,279,334)	8,913,041

	SHORT-TERM INVESTMENTS - 3.1%
	MONEY MARKET FUND - 3.1%
288,024	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.19%**	288,024
	(Cost - $288,024)

	TOTAL INVESTMENTS - 100.2% (Cost - $8,567,358) (a)	$ 9,201,065
	OTHER LIABILITIES LESS ASSETS - (0.2)%	(19,038)
	NET ASSETS - 100.0%	$ 9,182,027

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from Market Value by net unrealized appreciation/(depreciation) on securities as follows:

	Unrealized appreciation	$ 851,473
	Unrealized depreciation	(217,766)
	Net unrealized appreciation	$ 633,707
* Non-income producing security
** Money market fund; interest rate reflects seven day effective yield on October 31, 2011

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
PORTFOLIO OF INVESTMENTS
October 31, 2011

Shares		Value
	COMMON STOCK - 98.3%
	APPAREL - 3.4%
1,230	Maidenform Brands, Inc. *	$ 30,233

	AUTO PARTS & EQUIPMENT - 2.7%
1,420	Federal-Mogul Corp. *	23,941

	BANKS - 4.3%
700	Community Bank System, Inc.	17,892
720	Community Trust Bancorp, Inc.	20,398
		38,290
	COMMERCIAL SERVICES - 3.7%
1,400	Deluxe Corp.	33,068

	COMPUTERS - 2.8%
600	Manhattan Associates, Inc. *	25,410

	DISTRIBUTION/WHOLESALE - 2.2%
540	Arrow Electronics, Inc. *	19,467

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
560	NYSE Euronext	14,879
280	World Acceptance Corp. *	18,942
		33,821
	ELECTRIC - 4.6%
690	Northeast Utilities	23,853
940	TECO Energy, Inc.	17,456
		41,309
	ELECTRONICS - 6.8%
1,220	Jabil Circuit, Inc.	25,083
1,220	Newport Corp. *	16,897
900	PerkinElmer, Inc.	18,603
		60,583
	ENVIRONMENTAL CONTROL - 2.4%
1,200	US Ecology, Inc.	21,672

	FOOD - 1.6%
480	Hormel Foods Corp.	14,146

	FOREST PRODUCTS & PAPER - 4.2%
660	Buckeye Technologies, Inc.	19,958
640	MeadWestvaco Corp.	17,862
		37,820
	HEALTHCARE-PRODUCTS - 4.4%
90	Atrion Corp.	20,250
1,080	Hanger Orthopedic Group, Inc. *	18,760
		39,010

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	INSURANCE - 6.2%
2,000	Meadowbrook Insurance Group, Inc.	$ 20,720
280	PartnerRe Ltd. (Bermuda)	17,422
720	Unum Group	17,165
		55,307
	MACHINERY-CONSTRUCTION & MINING - 2.7%
280	Joy Global, Inc.	24,416

	MISCELLANEOUS MANUFACTURING - 5.5%
750	Koppers Holdings, Inc.	24,818
1,240	Trimas Corp. *	24,168
		48,986
	OIL & GAS - 4.3%
780	GeoResources, Inc. *	20,701
440	Newfield Exploration Co. *	17,714
		38,415
	OIL & GAS SERVICES - 2.1%
270	Oil States International, Inc. *	18,795

	PHARMACEUTICALS - 3.1%
700	Jazz Pharmaceuticals, Inc. *	27,272

	REITS - 4.5%
2,940	Ashford Hospitality Trust, Inc.	26,166
900	Invesco Mortgage Capital, Inc.	14,202
		40,368
	RETAIL - 10.4%
360	Asbury Automotive Group, Inc. *	6,714
1,280	Cabela's, Inc. *	31,898
1,360	Finish Line, Inc.	27,336
560	Nu Skin Enterprises, Inc.	28,297
		94,245
	SEMICONDUCTORS - 5.8%
1,800	GT Advanced Technologies, Inc. *	14,760
2,200	ON Semiconductor Corp. *	16,654
1,460	Teradyne, Inc. *	20,907
		52,321
	TELECOMMUNICATIONS - 0.9%
900	MetroPCS Communications, Inc. *	7,650

	TRANSPORTATION - 2.6%
450	Ryder System, Inc.	22,923

	TRUCKING & LEASING - 3.3%
1,060	Textainer Group Holdings Ltd. (Bermuda)	29,096

	TOTAL COMMON STOCK ( Cost - $867,717)	878,564

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	SHORT-TERM INVESTMENTS - 2.6%
	MONEY MARKET FUND - 2.6%
22,972	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.19%**	$ 22,972
	(Cost - $22,972)

	TOTAL INVESTMENTS - 100.9% ( Cost - $890,689) (a)	$ 901,536
	OTHER LIABILITIES LESS ASSETS - (0.9)%	(8,093)
	NET ASSETS - 100.0%	$ 893,443

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from Market Value by net unrealized appreciation/(depreciation) on securities as follows:

	Unrealized appreciation	$ 87,699
	Unrealized depreciation	(76,852)
	Net unrealized appreciation	$ 10,847
* Non-income producing security
** Money market fund; interest rate reflects seven day effective yield on October 31, 2011

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2011

Shares					Value
	COMMON STOCK - 7.9%
	COAL - 0.9%
583	Alliance Holdings GP LP				$ 28,217
857	Natural Resource Partners LP				25,367
1,261	Penn Virginia Resource Partners LP				33,253
					86,837
	ELECTRIC - 0.4%
891	Pinnacle West Capital Corp.				40,612

	INVESTMENT COMPANIES - 0.4%
2,097	Triangle Capital Corp.				35,146

	OIL & GAS - 0.9%
1,525	BreitBurn Energy Partners LP				27,465
1,154	Encore Energy Partners LP				24,938
1,204	Legacy Reserves LP				35,482
					87,885
	PIPELINES - 2.0%
490	Buckeye Partners LP				33,099
614	Enterprise Products Partners LP				27,526
622	Magellan Midstream Partners LP				39,752
506	MarkWest Energy Partners LP				25,214
1,071	Spectra Energy Corp.				30,663
390	Sunoco Logistics Partners LP				38,329
					194,583
	REITS - 1.6%
4,122	Ashford Hospitality Trust, Inc.				36,686
438	Digital Realty Trust, Inc.				27,301
425	Health Care REIT, Inc.				22,393
2,373	Invesco Mortgage Capital, Inc.				37,446
2,139	Omega Healthcare Investors, Inc.				37,989
					161,815
	SEMICONDUCTORS - 0.4%
1,429	Intel Corp.				35,068

	TELECOMMUNICATIONS - 1.0%
982	BCE, Inc. (Canada)				38,897
1,388	Consolidated Communications Holdings, Inc.				26,205
1,084	Vodafone Group PLC (United Kingdom)				30,179
					95,281
	WATER - 0.3%
1,003	American Water Works Co., Inc.				30,622

	TOTAL COMMON STOCK ( Cost - $754,828)				767,849

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Par Value		Coupon Rate (%)		Maturity	Value
	BONDS & NOTES - 65.4%
	AUTO PARTS & EQUIPMENT - 0.6%
50,000	Johnson Controls, Inc.	5.5000		1/15/2016	$ 56,382

	BANKS - 2.8%
60,000	Bank of New York Mellon Corp.	4.3000		5/15/2014	64,842
65,000	BB&T Corp.	4.7500		10/1/2012	67,077
70,000	Fifth Third Bancorp	4.5000		6/1/2018	69,857
70,000	Regions Financial Corp.	5.7500		6/15/2015	65,625
					267,401
	CHEMICALS - 1.1%
98,000	Praxair, Inc.	4.3750		3/31/2014	105,189

	COAL - 2.2%
200,000	Peabody Energy Corp.	6.5000		9/15/2020	211,750

	COMMERCIAL SERVICES - 1.1%
100,000	Block Financial LLC	5.1250		10/30/2014	102,435

	ELECTRIC - 0.7%
70,000	FirstEnergy Corp.	6.4500		11/15/2011	70,131

	ELECTRONICS - 1.1%
100,000	Jabil Circuit, Inc.	7.7500		7/15/2016	110,750

	FOOD - 1.1%
100,000	ConAgra Foods, Inc.	5.8750		4/15/2014	109,348

	INSURANCE - 0.5%
50,000	Hartford Financial Services Group, Inc.	5.5000		10/15/2016	51,703

	MACHINERY-CONSTR&MINING - 1.7%
150,000	Caterpillar, Inc.	3.9000		5/27/2021	162,650

	MUNICIPAL - 9.0%
76,440	Colorado Housing & Finance Authority	5.2200		5/1/2036	76,618
85,000	Maryland Community Development Administration	6.5000		3/1/2043	86,068
125,000	Missouri Housing Development Commission	5.8300		9/1/2017	133,310
50,000	Missouri Housing Development Commission	6.2500		9/1/2032	50,866
75,000	Nebraska Investment Finance Authority	4.9500		9/1/2026	75,034
75,000	New Hampshire Housing Finance Authority	5.5330		7/1/2037	75,956
20,000	New Mexico Mortgage Finance Authority	5.8200		7/1/2030	20,796
15,000	New Mexico Mortgage Finance Authority	6.3500		1/1/2028	16,025
50,000	Oklahoma Housing Finance Agency	5.4100		3/1/2014	53,480
130,000	Utah Housing Corp.	5.1100		7/1/2017	131,138
90,000	Vancouver Housing Authority	3.5740		3/1/2016	94,000
55,000	Wisconsin Housing & Economic Development Authority	5.5300		3/1/2038	55,079
					868,370

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Par Value		Coupon Rate (%)		Maturity	Value
	OIL & GAS - 6.8%
100,000	ATP Oil & Gas Corp	11.8750		5/1/2015	$ 83,000
150,000	ConocoPhillips	5.7500		2/1/2019	179,511
200,000	Newfield Exploration Co.	6.8750		2/1/2020	212,000
78,000	Transocean, Inc.	5.2500		6/15/2013	81,049
100,000	Transocean, Inc.	6.0000		3/15/2018	106,446
					662,006
	PIPELINES - 1.6%
40,000	Oneok, Inc.	5.2000		6/15/2015	44,152
100,000	Spectra Energy Capital LLC	5.6680		8/15/2014	109,111
					153,263
	U.S. GOVERNMENT - 17.5%
180,000	United States Treasury Note - TIP Bond	0.6250		4/15/2013	197,591
200,000	United States Treasury Note - TIP Bond	1.2500		4/15/2014	226,703
205,000	United States Treasury Note - TIP Bond	2.0000		4/15/2012	231,101
150,000	United States Treasury Note - TIP Bond	2.0000		1/15/2014	196,941
160,000	United States Treasury Note - TIP Bond	2.0000		7/15/2014	209,332
150,000	United States Treasury Note - TIP Bond	3.0000		7/15/2012	194,608
60,000	United States Treasury Note - TIP Bond	3.3750		1/15/2012	77,056
100,000	United States Treasury Note	2.1250		8/15/2021	99,922
40,000	United States Treasury Note	2.3750		2/28/2015	42,494
100,000	United States Treasury Note	3.3750		11/15/2019	112,035
100,000	United States Treasury Note	3.5000		5/15/2020	112,973
					1,700,756
	U.S. GOVERNMENT AGENCY - 17.6%
200,000	Federal Farm Credit Bank	0.3500		10/3/2013	199,632
31,839	Federal Home Loan Mortgage Corporation	2.4000	+	1/1/2024	32,888
15,787	Federal Home Loan Mortgage Corporation	2.4150	+	11/1/2018	16,466
34,268	Federal Home Loan Mortgage Corporation	2.5180	+	1/1/2024	35,406
40,000	Federal National Mortgage Association	4.6250	+	10/15/2014	44,645
44,902	Federal National Mortgage Association	1.5800	+	4/1/2024	46,323
21,614	Federal National Mortgage Association	2.2950	+	8/1/2034	22,659
56,283	Federal National Mortgage Association	2.4240	+	6/1/2036	59,562
127,501	Federal National Mortgage Association	2.4410	+	3/1/2038	134,501
114,245	Federal National Mortgage Association	2.6030	+	7/1/2036	120,659
60,845	Federal National Mortgage Association	3.1980	+	1/1/2017	63,360
47,786	Federal National Mortgage Association	3.8780	+	11/1/2020	49,078
4,975	Government National Mortgage Association	6.5000		1/15/2024	5,593
1,616	Government National Mortgage Association	6.5000		4/15/2026	1,819
8,192	Government National Mortgage Association	6.5000		2/15/2027	9,143
733	Government National Mortgage Association	7.0000		8/15/2023	832
686	Government National Mortgage Association	7.0000		9/15/2023	779
1,891	Government National Mortgage Association	7.0000		2/15/2024	2,140
17,940	Government National Mortgage Association	7.0000		4/15/2028	20,517
3,719	Government National Mortgage Association	7.5000		12/15/2023	4,244
2,630	Government National Mortgage Association	8.0000		2/15/2023	2,953
1,107	Government National Mortgage Association	8.5000		4/15/2022	1,239

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Par Value		Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY - 17.6% (Continued)
572	Government National Mortgage Association	9.0000		6/15/2021	$ 613
159	Government National Mortgage Association	9.0000		2/15/2022	179
92,553	Government National Mortgage Association	2.0000	+	1/20/2032	95,216
32,454	Government National Mortgage Association	2.1250	+	10/20/2022	33,228
12,026	Government National Mortgage Association	2.1250	+	12/20/2024	12,343
11,453	Government National Mortgage Association	2.1250	+	12/20/2032	11,823
101,363	Government National Mortgage Association	2.3750	+	1/20/2023	103,585
11,405	Government National Mortgage Association	2.3750	+	2/20/2024	11,667
12,247	Government National Mortgage Association	2.3750	+	3/20/2024	12,529
5,882	Government National Mortgage Association	2.3750	+	4/20/2024	6,017
12,824	Government National Mortgage Association	2.3750	+	5/20/2024	13,121
43,556	Government National Mortgage Association	2.3750	+	2/20/2025	44,594
16,776	Government National Mortgage Association	2.5000	+	12/20/2024	17,200
199,214	Government National Mortgage Association	2.5000	+	8/20/2041	205,293
15,639	Government National Mortgage Association	2.6250	+	7/20/2023	15,898
16,271	Government National Mortgage Association	2.6250	+	8/20/2023	16,542
10,721	Government National Mortgage Association	2.6250	+	9/20/2024	10,908
15,725	Government National Mortgage Association	2.6250	+	9/20/2024	16,000
10,684	Government National Mortgage Association	2.6250	+	7/20/2025	10,877
48,326	Government National Mortgage Association	2.6250	+	9/20/2030	49,087
87,905	Government National Mortgage Association	2.6250	+	7/20/2031	89,778
56,718	Government National Mortgage Association	5.5000	+	7/20/2036	58,829
					1,709,765

	TOTAL BONDS & NOTES ( Cost - $6,269,902)				6,341,899

Shares		Rate
	PREFERRED STOCK - 22.5%
	BANKS - 6.3%
4,000	BB&T Capital Trust VII	8.1000			102,600
5,000	Goldman Sachs Group, Inc.	3.7500			96,600
2,400	HSBC Holdings PLC (United Kingdom)	8.1250			62,928
3,600	PNC Capital Trust E	7.7500			92,520
60,000	PNC Financial Services Group, Inc.	6.7500			59,992
4,200	SunTrust Capital IX	7.8750			106,428
3,600	Susquehanna Capital I	9.3750			94,140
					615,208
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
3,000	Capital One Capital II	7.5000			75,450
4,000	HSBC Finance Corp.	6.3600			86,600
4,000	National City Capital Trust IV	8.0000			103,040
					265,090
	INSURANCE - 6.8%
3,200	AAG Holding Co., Inc.	7.5000			80,480
3,000	Aegon NV (Netherlands)	6.3750			64,050
4,200	American Financial Group, Inc.	7.1250			105,840
4,000	Aspen Insurance Holdings Ltd. (Bermuda)	7.4010			98,973

EPIPHANY FFV STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Par Value		Rate			Value
	INSURANCE - 6.8% (Continued)
4,200	Axis Capital Holdings Ltd. (Bermuda)	7.2500			$ 105,882
4,200	Endurance Specialty Holdings Ltd. (Bermuda)	7.7500			106,932
4,400	Hartford Financial Services Group, Inc.	7.2500			92,224
					654,381
	REITS - 6.7%
4,000	Apartment Investment & Management Co.	7.7500			100,201
4,000	Ashford Hospitality Trust, Inc.	8.5500			98,080
4,000	DuPont Fabros Technology, Inc.	7.8750			98,400
3,800	First Potomac Realty Trust	7.7500			96,862
3,600	Health Care REIT, Inc.	7.8750			93,024
4,200	Kimco Realty Corp.	7.7500			107,688
2,000	Realty Income Corp.	6.7500			51,000
					645,255

	TOTAL PREFERRED STOCK ( Cost - $2,177,690)				2,179,934

	CLOSED-END FUNDS - 2.3%
4,000	BlackRock Floating Rate Income Strategies Fund, Inc.				54,440
8,658	BlackRock Income Trust, Inc.				63,809
4,805	BlackRock Strategic Bond Trust				63,186
4,000	DWS Multi-Market Income Trust				41,120
	(Cost - $215,911)				222,555

	SHORT-TERM INVESTMENTS - 0.8%
	MONEY MARKET FUND - 0.8%
76,304	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.19%**				76,304
	(Cost - $76,304)

	TOTAL INVESTMENTS - 98.9% ( Cost - $9,494,635) (a)				$ 9,588,541
	OTHER ASSETS LESS LIABILITIES - 1.1%				104,647
	NET ASSETS - 100.0%				$ 9,693,188

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,478,233 and differs from Market Value by net unrealized appreciation/(depreciation) on securities as follows:
	Unrealized appreciation				$ 192,173
	Unrealized depreciation				(81,865)
	Net unrealized appreciation				$ 110,308
* Non-income producing security
** Money market fund; interest rate reflects seven day effective yield on October 31, 2011
+ Adjustable Rate Securities

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2011

Shares		Value
	COMMON STOCK - 98.4%
	AEROSPACE/DEFENSE - 1.9%
2,340	Lockheed Martin Corp.	$ 177,606

	AGRICULTURE - 1.5%
2,000	Philip Morris International, Inc.	139,740

	APPAREL - 0.8%
540	VF Corp.	74,639

	BANKS - 4.9%
3,500	JPMorgan Chase & Co.	121,660
2,640	PNC Financial Services Group, Inc.	141,794
7,000	Wells Fargo & Co.	181,370
		444,824
	BEVERAGES - 1.5%
5,100	Coca-Cola Enterprises, Inc.	136,782

	CHEMICALS - 2.4%
1,440	Eastman Chemical Co.	56,578
3,400	EI du Pont de Nemours & Co.	163,438
		220,016
	COMMERCIAL SERVICES - 3.3%
1,740	Alliance Data Systems Corp. *	178,246
7,400	Western Union Co.	129,278
		307,524
	COMPUTERS - 4.7%
440	Apple, Inc. *	178,103
5,200	EMC Corp. *	127,452
700	International Business Machines Corp.	129,241
		434,796
	DISTRIBUTION/WHOLESALE - 1.5%
3,800	Arrow Electronics, Inc. *	136,990

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
7,800	Discover Financial Services	183,768

	ELECTRIC - 3.8%
2,700	American Electric Power Co., Inc.	106,056
1,900	NextEra Energy, Inc.	107,160
5,300	Xcel Energy, Inc.	137,005
		350,221
	ELECTRONICS - 2.1%
5,200	Agilent Technologies, Inc. *	192,764

	FOOD - 2.9%
3,600	Hormel Foods Corp.	106,092
4,600	Kraft Foods, Inc. - Cl. A	161,828
		267,920

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	FOREST PRODUCTS & PAPER - 1.1%
3,800	International Paper Co.	$ 105,260

	HEALTHCARE-PRODUCTS - 1.9%
3,800	Covidien PLC (Ireland)	178,752

	HEALTHCARE-SERVICES - 2.0%
3,800	UnitedHealth Group, Inc.	182,362

	HOUSEHOLD PRODUCTS/WARES - 0.9%
1,260	Kimberly-Clark Corp.	87,835

	INSURANCE - 5.3%
3,300	Prudential Financial, Inc.	178,860
5,000	Sun Life Financial, Inc. (Canada)	126,100
7,500	Unum Group	178,800
		483,760
	LODGING - 2.0%
5,600	Wyndham Worldwide Corp.	188,552

	MACHINERY-DIVERSIFIED - 3.7%
1,900	Cummins, Inc.	188,917
2,020	Deere & Co.	153,318
		342,235
	MEDIA - 2.1%
4,000	Comcast Corp.	93,800
2,320	Viacom, Inc.	101,732
		195,532
	METAL FABRICATE/HARDWARE - 1.3%
2,820	Timken Co.	118,778

	MISCELLANEOUS MANUFACTURING - 1.4%
7,700	General Electric Co.	128,667

	OIL & GAS - 11.3%
1,800	Apache Corp.	179,334
1,600	Chevron Corp.	168,080
2,060	ConocoPhillips	143,479
2,040	Exxon Mobil Corp.	159,304
3,000	Helmerich & Payne, Inc.	159,540
2,500	Marathon Oil Corp.	65,075
4,600	Marathon Petroleum Corp.	165,140
		1,039,952
	OIL & GAS SERVICES - 1.2%
2,950	Halliburton Co.	110,212

	PHARMACEUTICALS - 6.4%
3,300	Abbott Laboratories	177,771
5,000	Bristol-Myers Squibb Co.	157,950
3,160	Cardinal Health, Inc.	139,893

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011

Shares		Value
	PHARMACEUTICALS - 6.4% (Continued)
1,930	Herbalife Ltd.	$ 120,355
		595,969
	REITS - 1.9%
10,600	Annaly Capital Management, Inc.	178,610

	RETAIL - 6.4%
3,300	CVS Caremark Corp.	119,790
5,200	Macy's, Inc.	158,756
2,000	Ross Stores, Inc.	175,460
2,500	Wal-Mart Stores, Inc.	141,800
		595,806
	SEMICONDUCTORS - 5.0%
3,760	Avago Technologies Ltd. (Singapore)	126,975
6,200	Intel Corp.	152,148
3,900	KLA-Tencor Corp.	183,651
		462,774
	SOFTWARE - 4.9%
5,000	Adobe Systems, Inc. *	147,050
6,600	Microsoft Corp.	175,758
4,140	Oracle Corp.	135,668
		458,476
	TELECOMMUNICATIONS - 2.8%
2,800	BCE, Inc. (Canada)	110,907
4,000	Verizon Communications, Inc.	147,920
		258,827
	TOYS/GAMES/HOBBIES - 1.6%
5,400	Mattel, Inc.	152,496

	TRANSPORTATION - 1.9%
1,800	Union Pacific Corp.	179,226

	TOTAL COMMON STOCK ( Cost - $8,530,089)	9,111,671

	SHORT-TERM INVESTMENTS - 5.9%
	MONEY MARKET FUND - 5.9%
547,071	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.19%**	547,071
	(Cost - $547,071)

	TOTAL INVESTMENTS - 104.3% (Cost - $9,077,160) (a)	$ 9,658,742
	OTHER LIABILITIES LESS ASSETS - (4.3) %	(396,458)
	NET ASSETS - 100.0%	$ 9,262,284

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,077,221 and differs from Market Value by net unrealized appreciation/(depreciation) on securities as follows:
	Unrealized appreciation	$ 760,250
	Unrealized depreciation	(178,729)
	Net unrealized appreciation	$ 581,521
* Non-income producing security
** Money market fund; interest rate reflects seven day effective yield on October 31, 2011

See accompanying notes to financial statements.

EPIPHANY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2011

	Epiphany	Epiphany	Epiphany	Dana
	FFV	FFV Focused	FFV Strategic	Large Cap Core
	Fund	Fund	Income Fund	Fund
Assets:
Investments, at cost	$ 8,567,358	$ 890,689	$ 9,494,635	$ 9,077,160

Investments in securities, at value	$ 9,201,065	$ 901,536	$ 9,588,541	$ 9,658,742
Receivable for fund shares sold	3,143	2,725	40,000	-
Receivable from manager	36,050	8,020	21,632	7,526
Interest and dividends receivable	10,971	203	62,880	10,183
Prepaid expenses and other assets	34,388	1,855	7,122	13,087
Total Assets	9,285,617	914,339	9,720,175	9,689,538

Liabilities:
Payable for securities purchased	-	-	-	316,394
Payable for fund shares redeemed	86,281	8,201	8,697	92,838
Compliance officer fees payable	436	1,353	721	-
Fund accounting fees payable	2,578	1,394	2,122	-
Payable for distribution fees	1,697	185	2,067	1,871
Transfer agent fees payable	800	1,090	659	1,147
Administration fees payable	2,367	1,561	410	3,449
Custody fees payable	429	994	383	1,120
Trustees fees payable	807	893	678	485
Accrued expenses and other liabilities	8,195	5,225	11,250	9,950
Total Liabilities	103,590	20,896	26,987	427,254

Net Assets	$ 9,182,027	$ 893,443	$ 9,693,188	$ 9,262,284

Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$ 8,658,544	$ 837,615	$ 9,582,595	$ 8,569,125
Undistributed net investment income (loss)	8,816	-	18,374	4,100
Accumulated net realized gain on investments	(119,040)	44,981	(1,687)	107,477
Net unrealized appreciation on investments	633,707	10,847	93,906	581,582
Net Assets	$ 9,182,027	$ 893,443	$ 9,693,188	$ 9,262,284

Net Asset Value Per Share
Class N
Net Assets	$ 8,608,388	$ 826,862	$ 8,815,529	$ 8,961,244
Shares of beneficial interest outstanding	928,971	66,391	863,195	717,054
Net asset value, offering and redemption price per share (a)	$ 9.27	$ 12.45	$ 10.21	$ 12.50

Class A
Net Assets	$ 518,416	$ 53,185	$ 751,962	$ 301,027
Shares of beneficial interest outstanding	55,842	4,273	73,413	24,038
Net asset value and redemption price per share (a)	$ 9.28	$ 12.45	$ 10.24	$ 12.52
Offering price per share (maximum sales charge of 5.00%)	$ 9.77	$ 13.11	$ 10.78	$ 13.18

Class C
Net Assets	$ 55,223	$ 13,396	$ 125,697	$ 13
Shares of beneficial interest outstanding	6,003	1,081	12,319	1
Net asset value, offering and redemption price per share (a,b)	$ 9.20	$ 12.39	$ 10.20	$ 12.50

(a)	A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.
(b)	A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.

See accompanying notes to financial statements.

EPIPHANY FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2011

	Epiphany	Epiphany	Epiphany	Dana
	FFV	FFV Focused	FFV Strategic	Large Cap Core
	Fund	Fund	Income Fund	Fund
Investment Income:
Interest income	$ 386	$ 83	$ 168,164	$ 395
Dividend income	182,535	23,737	147,598	113,404
Less: Foreign withholding taxes	(2,520)	-	(284)	(1,242)
Total Investment Income	180,401	23,820	315,478	112,557

Operating Expenses:
Management fees	59,832	9,646	32,367	37,994
Distribution fees:
Class N Shares	18,977	3,089	15,105	12,441
Class A Shares	731	93	910	223
Class C Shares	941	135	325	-
Fund accounting fees	28,354	25,087	25,314	24,249
Administration fees	24,218	24,448	32,609	25,055
Transfer agent fees	17,464	12,303	15,833	12,065
Compliance officer fees	16,381	2,478	12,083	4,831
Registration fees	26,002	4,389	11,189	19,389
Professional fees	23,817	5,312	28,298	17,405
Trustees' fees	9,351	2,218	9,563	5,331
Custodian fees	8,106	3,500	7,699	6,000
Printing and postage expense	11,469	2,002	7,571	7,590
Insurance expense	4,051	456	1,152	1,225
Non 12b-1 Shareholder Service Fee	553	553	553	553
Miscellaneous expenses	3,000	2,085	3,078	3,078
Total Operating Expenses	253,247	97,794	203,649	177,429
Less: Fees waived and expenses reimbursed	(127,514)	(77,543)	(122,423)	(101,213)
Net Operating Expenses	125,733	20,251	81,226	76,216

Net Investment Income	54,668	3,569	234,252	36,341

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(74,627)	46,655	(6,312)	125,189
Net change in unrealized appreciation (depreciation)
from investments	214,006	(49,852)	(26,904)	218,166
Net Realized and Unrealized
Gain (Loss) on Investments	139,379	(3,197)	(33,216)	343,355

Net Increase in Net Assets
Resulting From Operations	$ 194,047	$ 372	$ 201,036	$ 379,696

See accompanying notes to financial statements.

EPIPHANY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Epiphany FFV Fund		Epiphany FFV Focused Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010 (a)

Operations:
Net investment income	$ 54,668	$ 22,581	$ 3,569	$ 196
Net realized gain (loss) on investments	(74,627)	245,340	46,655	765
Net change in unrealized appreciation
(depreciation) on investments	214,006	457,695	(49,852)	60,699
Net increase in net assets
resulting from operations	194,047	725,616	372	61,660

Distributions to Shareholders:
Net Realized Gains:
Class N	-	-	(756)	-
Class A	-	-	(12)	-
Class C	-	-	(10)	-
Net Investment Income:
Class N	(41,836)	(23,651)	(4,341)	(1,066)
Class A	(1,633)	(424)	(104)	-
Class C	-	(51)	(20)	-
Total Dividends and Distributions
to Shareholders	(43,469)	(24,126)	(5,243)	(1,066)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	4,482,120	6,862,038	823,157	845,609
Class A	373,141	94,081	47,405	6,448
Class C	18,987	63,008	-	12,390
Reinvestment of dividends and distributions
Class N	40,093	22,548	5,073	1,066
Class A	1,224	424	69	-
Class C	-	51	30	-
Cost of shares redeemed
Class N	(1,422,687)	(4,905,787)	(880,758)	(22,747)
Class A	(71,684)	(12)	(1,084)	-
Class C	(50,137)	(44)	(13)	-
Redemption Fees	3,517	-	1,075
Net increase in net assets from
share transactions of beneficial interest	3,374,574	2,136,307	(5,046)	842,766

Total Increase in Net Assets	3,525,152	2,837,797	(9,917)	903,360

Net Assets:
Beginning of period	5,656,875	2,819,078	903,360	-
End of period*	$ 9,182,027	$ 5,656,875	$ 893,443	$ 903,360
* Includes undistributed net investment
income (loss) at end of period	$ 8,816	$ -	$ -	$ -

(a) The Epiphany FFV Focused Fund commenced operations March 1, 2010.

EPIPHANY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Epiphany FFV Fund		Epiphany FFV Focused Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010 (a)

SHARE ACTIVITY
Class N:
Shares Sold	472,352	839,525	63,409	79,064
Shares Reinvested	4,311	2,695	410	100
Shares Redeemed	(155,056)	(591,987)	(74,557)	(2,036)
Net increase in shares of beneficial
interest outstanding	321,607	250,233	(10,738)	77,128

Class A:
Shares Sold	41,034	11,358	3,781	572
Shares Reinvested	132	51	6	-
Shares Redeemed	(7,793)	(1)	(86)	-
Net increase in shares of beneficial
interest outstanding	33,373	11,408	3,701	572

Class C:
Shares Sold	2,109	7,998	-	1,079
Shares Reinvested	-	6	3	-
Shares Redeemed	(5,552)	(5)	(1)	-
Net increase in shares of beneficial
interest outstanding	(3,443)	7,999	2	1,079

(a) The Epiphany FFV Focused Fund commenced operations March 1, 2010.

See accompanying notes to financial statements.

EPIPHANY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Epiphany FFV Strategic Income Fund		Dana Large Cap Core Fund

	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2011	October 31, 2010 (a)	October 31, 2011	October 31, 2010 (a)

Operations:
Net investment income	$ 234,252	$ 67,881	$ 36,341	$ 8,449
Net realized gain (loss) on investments	(6,312)	(1,550)	125,189	(18,796)
Net change in unrealized appreciation
(depreciation) on investments	(26,904)	120,810	218,166	363,416
Net increase in net assets
resulting from operations	201,036	187,141	379,696	353,069

Distributions to Shareholders:
Net Realized Gains:
Class N	(1,968)	-	-	-
Class A	(59)	-	-	-
Class C	(6)	-	-	-
Class I (b)	(48)	-	-	-
Net Investment Income:
Class N	(210,279)	(62,385)	(31,885)	(7,282)
Class A	(12,950)	(145)	(439)	-
Class C	(858)	-	-	-
Class I (b)	(1,086)	(2,331)	-	-
Total Dividends and Distributions
to Shareholders	(227,254)	(64,861)	(32,324)	(7,282)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	5,203,498	3,656,359	5,679,189	3,205,627
Class A	812,459	40,764	368,069	3,365
Class C	112,112	12,390	-	11
Class I (b)	-	100,010
Reinvestment of dividends and distributions
Class N	208,542	62,385	31,886	7,282
Class A	10,202	145	439
Class C	864	-	-
Class I (b)	1,133	2,331
Cost of shares redeemed
Class N	(404,546)	(6,598)	(627,934)	(34,833)
Class A	(109,651)	-	(66,336)
Class C	(10)	-	-
Class I (b)	(106,655)	(10)
Shares exchanged
Class N	106,655	-	-	-
Class I (b)	(106,655)	-	-	-
Redemption Fees	1,402	-	2,360	-
Net increase in net assets from
share transactions of beneficial interest	5,729,350	3,867,776	5,387,673	3,181,452

Total Increase in Net Assets	5,703,132	3,990,056	5,735,045	3,527,239

Net Assets:
Beginning of period	3,990,056	-	3,527,239	-
End of period*	$ 9,693,188	$ 3,990,056	$ 9,262,284	$ 3,527,239
* Includes undistributed net investment
income at end of period	$ 18,374	$ 2,228	$ 4,100	$ 1,167

(a) The Epiphany FFV Strategic Income Fund and Large Cap Core Fund commenced operations March 1, 2010.
(b) For the period October 31, 2010 through March 1, 2011. Effective March 1, 2011, Class I shares suspended sales and the outstanding shares were exchanged for Class N shares at net asset value.

See accompanying notes to financial statements.

EPIPHANY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Epiphany FFV Strategic Income Fund		Dana Large Cap Core Fund

	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2011	October 31, 2010 (a)	October 31, 2011	October 31, 2010 (a)

SHARE ACTIVITY
Class N:
Shares Sold	509,264	367,902	465,157	300,286
Shares Reinvested	20,369	6,203	2,521	653
Shares Redeemed	(39,893)	(650)	(48,437)	(3,126)
Shares Exchanged	10,326	-	-	-
Net increase in shares of beneficial
interest outstanding	500,066	373,455	419,241	297,813

Class A:
Shares Sold	79,055	4,007	28,733	285
Shares Reinvested	993	14	35	-
Shares Redeemed	(10,656)	-	(5,015)	-
Net increase in shares of beneficial
interest outstanding	69,392	4,021	23,753	285

Class C:
Shares Sold	11,024	1,211	-	1
Shares Reinvested	85	-	-	-
Shares Redeemed	(1)	-	-	-
Net increase in shares of beneficial
interest outstanding	11,108	1,211	-	1

Class I*:
Shares Sold	-	10,001	-	-
Shares Reinvested	112	233	-	-
Shares Redeemed	-	(1)	-	-
Shares Exchanged	(10,345)	-	-	-
Net increase (decrease) in shares of beneficial
interest outstanding	(10,233)	10,233	-	-

(a) The Epiphany FFV Strategic Income Fund and Large Cap Core Fund commenced operations March 1, 2010.
(b) For the period October 31, 2010 through March 1, 2011. Effective March 1, 2011, Class I shares suspended sales and the outstanding shares were exchanged for Class N shares at net asset value.

See accompanying notes to financial statements.

EPIPHANY FFV FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class N

	Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
	October 31,		October 31,		October 31,	October 31,	October 31,
	2011		2010		2009	2008	2007 *

Net asset value, beginning of period	$ 8.85		$ 7.63		$ 7.02	$ 10.05	$ 10.00
Activity from investment operations:
Net investment income (1)	0.07		0.04		0.06	0.08	0.06
Net realized and unrealized gain (loss)	0.40		1.22		0.61	(2.90)	0.03
Total from investment operations	0.47		1.26		0.67	(2.82)	0.09
Less distributions from:
Net investment income	(0.05)		(0.04)		(0.06)	(0.07)	(0.04)
Net realized gains	-		-		-	(0.14)	-
Total distributions	(0.05)		(0.04)		(0.06)	(0.21)	(0.04)

Paid in capital from redemption fees	0.00	(2)	0.00	(2)	-	-	-

Net asset value, end of period	$ 9.27		$ 8.85		$ 7.63	$ 7.02	$ 10.05

Total return (3,4)	5.31%		16.53%		9.76%	(28.55)%	0.92%	(5)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,608		$ 5,374		$ 2,724	$ 1,536	$ 1,193
Ratios of gross expenses to
average net assets:	3.16%		3.77%		8.22%	10.55%	33.92%	(6)
Ratios of net expenses to
average net assets:	1.57%		1.70%		1.50%	1.50%	1.50%	(6)
Ratios of net investment income to
average net assets:	0.69%		0.43%		0.84%	0.95%	0.71%	(6)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(0.90)%		(1.64)%		(5.87)%	(8.10)%	(31.71)%	(6)
Portfolio turnover rate	84%		174%		41%	80%	116%

*	The Epiphany FFV Fund Class N commenced operations on January 8, 2007.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Redemption fees resulted in an amount less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized

See accompanying notes to financial statements.

EPIPHANY FFV FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A

	Year Ended		Year Ended		Year Ended	Period Ended
	October 31,		October 31,		October 31,	October 31,
	2011		2010		2009	2008 *

Net asset value, beginning of period	$ 8.87		$ 7.62		$ 7.02	$ 8.77
Activity from investment operations:
Net investment income (1)	0.07		0.03		0.06	0.04
Net realized and unrealized gain (loss)	0.39		1.25		0.60	(1.75)
Total from investment operations	0.46		1.28		0.66	(1.71)
Less distributions from:
Net investment income	(0.05)		(0.03)		(0.06)	(0.04)
Net realized gains	-		-		-	-
Total distributions	(0.05)		(0.03)		(0.06)	(0.04)

Paid in capital from redemption fees	0.00	(2)	0.00	(2)	-	-

Net asset value, end of period	$ 9.28		$ 8.87		$ 7.62	$ 7.02

Total return (3,4)	5.21%		16.88%		0.10%	(19.57)%	(5)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 518		$ 199		$ 84	$ 56
Ratios of gross expenses to
average net assets:	3.24%		3.75%		8.22%	10.53%	(6)
Ratios of net expenses to
average net assets:	1.56%		1.69%		1.50%	1.50%	(6)
Ratios of net investment income to
average net assets:	0.75%		0.36%		0.82%	0.90%	(6)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(0.93)%		(1.70)%		(5.90)%	(8.13)%	(6)
Portfolio turnover rate	84%		174%		41%	80%

*	The Epiphany FFV Fund Class A commenced operations on March 19, 2008.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Redemption fees resulted in an amount less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized

See accompanying notes to financial statements.

EPIPHANY FFV FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

		Class C

		Year Ended		Year Ended		Year Ended	Period Ended
		October 31,		October 31,		October 31,	October 31,
		2011		2010		2009	2008 *

Net asset value, beginning of period		$ 8.80		$ 7.62		$ 7.00	$ 9.08
Activity from investment operations:
	Net investment income (loss) (1)	(0.01)		(0.02)		0.01	0.00	(2)
	Net realized and unrealized gain (loss)	0.41		1.21		0.63	(2.08)
	Total from investment operations	0.40		1.19		0.64	(2.08)
Less distributions from:
	Net investment income	-		(0.01)		(0.02)	(0.00)	(3)
	Net realized gains	-		-		-	-
Total distributions		-		(0.01)		(0.02)	-

Paid in capital from redemption fees		0.00	(4)	0.00	(4)	-	-

Net asset value, end of period		$ 9.20		$ 8.80		$ 7.62	$ 7.00

Total return (5,6)		4.55%		15.57%		9.12%	(22.86)%	(7)
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 55		$ 83		$ 11	$ 8
	Ratios of gross expenses to
	average net assets:	3.82%		4.51%		8.97%	11.13%	(8)
	Ratios of net expenses to
	average net assets:	2.33%		2.45%		2.25%	2.25%	(8)
	Ratios of net investment income (loss) to
	average net assets:	(0.13)%		(0.23)%		0.29%	0.04%	(8)
	Ratios of net investment loss to
	average net assets - pre waiver/recapture	(1.62)%		(2.29)%		(6.42)%	(8.83)%	(8)
	Portfolio turnover rate	84%		174%		41%	80%

*	The Epiphany FFV Fund Class C commenced operations on February 13, 2008.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share resulted in less than $0.01 per share.
(3)	Net investment income distribution was less than $0.01 per share.
(4)	Redemption fees resulted in an amount less than $0.01 per share.
(5)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(6)	Assumes reinvestment of all dividends and distributions, if any.
(7)	Not annualized
(8)	Annualized

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class N

	Year Ended	Period Ended
	October 31,	October 31,
	2011	2010 *

Net asset value, beginning of period	$ 11.47	$ 10.00
Activity from investment operations:
Net investment income (1,2)	0.04	0.00
Net realized and unrealized gain (loss)	0.99	1.49
Total from investment operations	1.03	1.49
Less distributions from:
Net investment income	(0.05)	(0.02)
Net realized gains	(0.01)	-
Total distributions	(0.06)	(0.02)

Paid in capital from redemption fees	0.01	-

Net asset value, end of period	$ 12.45	$ 11.47

Total return (3,4)	9.03%	14.88%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 827	$ 884
Ratios of gross expenses to
average net assets:	7.59%	17.42%
Ratios of net expenses to
average net assets:	1.57%	1.75%
Ratios of net investment income to
average net assets:	0.29%	0.05%
Ratios of net investment loss to
average net assets - pre waiver/recapture	(5.73)%	(15.61)%
Portfolio turnover rate	88%	96%

*	The Epiphany FFV Focused Fund Class N commenced operations on March 1, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share resulted in less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A

	Year Ended	Period Ended
	October 31,	October 31,
	2011	2010 *

Net asset value, beginning of period	$ 11.46	$ 10.00
Activity from investment operations:
Net investment income (loss) (1)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.02	1.47
Total from investment operations	1.04	1.46
Less distributions from:
Net investment income	(0.05)	-
Net realized gains	(0.01)	-
Total distributions	(0.06)	0.00

Paid in capital from redemption fees	0.01	-

Net asset value, end of period	$ 12.45	$ 11.46

Total return (2,3)	9.19%	9.56%	(4)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 53	$ 7
Ratios of gross expenses to
average net assets:	7.78%	11.03%	(5)
Ratios of net expenses to
average net assets:	1.54%	1.75%	(5)
Ratios of net investment income to
average net assets:	0.16%	(1.47)%	(5)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(6.08)%	(10.75)%	(5)
Portfolio turnover rate	88%	96%

*	The Epiphany FFV Focused Fund Class A commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized
(5) Annualized

See accompanying notes to financial statements.

EPIPHANY FFV FOCUSED FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class C

	Year Ended	Period Ended
	October 31,	October 31,
	2011	2010 *

Net asset value, beginning of period	$ 11.47	$ 10.00
Activity from investment operations:
Net investment income (loss) (1)	(0.06)	0.00	(2)
Net realized and unrealized gain (loss)	1.00	1.47
Total from investment operations	0.94	1.47
Less distributions from:
Net investment income	(0.02)	-
Net realized gains	(0.01)	-
Total distributions	(0.03)	0.00

Paid in capital from redemption fees	0.01	0.00

Net asset value, end of period	$ 12.39	$ 11.47

Total return (3,4)	8.27%	9.66%	(5)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 13	$ 12
Ratios of gross expenses to
average net assets:	8.93%	14.75%	(6)
Ratios of net expenses to
average net assets:	2.33%	2.50%	(6)
Ratios of net investment income to
average net assets:	(0.47)%	(2.50)%	(6)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(7.07)%	(14.75)%	(6)
Portfolio turnover rate	88%	96%

*	The Epiphany FFV Focused Fund Class C commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment loss per share resulted in less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized
See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class N

	Year Ended		Period Ended
	October 31,		October 31,
	2011		2010 *

Net asset value, beginning of period	$ 10.26		$ 10.00
Activity from investment operations:
Net investment income (1)	0.37		0.24
Net realized and unrealized gain (loss)	(0.07)		0.22
Total from investment operations	0.30		0.46
Less distributions from:
Net investment income	(0.35)		(0.20)
Net realized gains	(0.00)	(3)	-
Total distributions	(0.35)		(0.20)

Paid in capital from redemption fees	0.00	(7)	-

Net asset value, end of period	$ 10.21		$ 10.26

Total return (2,4)	3.04%		4.70%	(5)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,816		$ 3,832
Ratios of gross expenses to
average net assets:	3.15%		5.27%	(6)
Ratios of net expenses to
average net assets:	1.25%		1.25%	(6)
Ratios of net investment income to
average net assets:	3.63%		3.86%	(6)
Ratios of net investment loss to
average net assets - pre waiver/recapture	1.73%		(0.16)%	(6)
Portfolio turnover rate	53%		35%

*	The Epiphany FFV Strategic Income Fund Class N commenced operations on March 1, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3) Net realized gain distribution was less than $0.01 per share.
(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized
(7)	Redemption fees resulted in an amount less than $0.01 per share.

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A

	Year Ended		Period Ended
	October 31,		October 31,
	2011		2010 *

Net asset value, beginning of period	$ 10.27		$ 10.00
Activity from investment operations:
Net investment income (1)	0.38		0.05
Net realized and unrealized gain (loss)	(0.08)		0.26
Total from investment operations	0.30		0.31
Less distributions from:
Net investment income	(0.33)		(0.04)
Net realized gains	(0.00)	(3)	-
Total distributions	(0.33)		(0.04)

Paid in capital from redemption fees	0.00	(7)	-

Net asset value, end of period	$ 10.24		$ 10.27

Total return (2,4)	3.05%		3.20%	(5)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 752		$ 41
Ratios of gross expenses to
average net assets:	3.05%		4.29%	(6)
Ratios of net expenses to
average net assets:	1.25%		1.25%	(6)
Ratios of net investment income to
average net assets:	3.73%		4.10%	(6)
Ratios of net investment income to
average net assets - pre waiver/recapture	1.94%		1.06%	(6)
Portfolio turnover rate	53%		35%

*	The Epiphany FFV Strategic Income Fund Class A commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(3) Net realized gain distribution was less than $0.01 per share.
(4)	Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized
(7)	Redemption fees resulted in an amount less than $0.01 per share.

See accompanying notes to financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class C

		Year Ended		Period Ended
		October 31,		October 31,
		2011		2010 *

Net asset value, beginning of period		$ 10.26		$ 10.00
Activity from investment operations:
	Net investment income (1)	0.30		0.00	(2)
	Net realized and unrealized gain (loss)	(0.08)		0.26
	Total from investment operations	0.22		0.26
Less distributions from:
	Net investment income	(0.28)		-
	Net realized gains	(0.00)	(3)	-
Total distributions		(0.28)		0.00

Paid in capital from redemption fees		0.00	(8)	-

Net asset value, end of period		$ 10.20		$ 10.26

Total return (4,5,6)		2.23%		2.70%	(6)
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 126		$ 12
	Ratios of gross expenses to
	average net assets: (7)	3.74%		6.18%	(7)
	Ratios of net expenses to
	average net assets: (7)	2.01%		2.00%	(7)
	Ratios of net investment income to
	average net assets: (7)	2.91%		1.92%	(7)
	Ratios of net investment income to
	average net assets - pre waiver/recapture (7)	1.18%		(2.26)%	(7)
	Portfolio turnover rate	53%		35%

*	The Epiphany FFV Strategic Income Fund Class C commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share resulted in less than $0.01 per share.
(3)	Net realized gain distribution was less than $0.01 per share.
(4)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(5)	Assumes reinvestment of all dividends and distributions, if any.
(6)	Not annualized
(7)	Annualized
(8)	Redemption fees resulted in an amount less than $0.01 per share.

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class N

	Year Ended		Period Ended
	October 31,		October 31,
	2011		2010 *

Net asset value, beginning of period	$ 11.83		$ 10.00
Activity from investment operations:
Net investment income (1)	0.09		0.06
Net realized and unrealized gain (loss)	0.67		1.81
Total from investment operations	0.76		1.87
Less distributions from:
Net investment income	(0.09)		(0.04)
Net realized gains	-		-
Total distributions	(0.09)		(0.04)

Paid in capital from redemption fees	0.00	(6)	-

Net asset value, end of period	$ 12.50		$ 11.83

Total return (2,3)	6.40%		18.76%	(4)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,961		$ 3,524
Ratios of gross expenses to
average net assets:	3.50%		9.63%	(5)
Ratios of net expenses to
average net assets:	1.50%		1.50%	(5)
Ratios of net investment income to
average net assets:	0.72%		0.82%	(5)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(1.28)%		(7.32)%	(5)
Portfolio turnover rate	53%		32%

*	The Dana Large Cap Core Fund Class N commenced operations on March 1, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized
(5) Annualized
(6)	Redemption fees resulted in an amount less than $0.01 per share.

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

		Class A

		Year Ended		Period Ended
		October 31,		October 31,
		2011		2010 *

Net asset value, beginning of period		$ 11.84		$ 10.00
Activity from investment operations:
	Net investment income (1,2)	0.08		0.00
	Net realized and unrealized gain (loss)	0.67		1.84
	Total from investment operations	0.75		1.84
Less distributions from:
	Net investment income	(0.07)		-
	Net realized gains	-		-
Total distributions		(0.07)		0.00

Paid in capital from redemption fees		0.00	(7)	-

Net asset value, end of period		$ 12.52		$ 11.84

Total return (3,4)		6.36%		8.13%	(5)
Ratios/Supplemental Data:
	Net assets, end of period (in 000s)	$ 301		$ 3
	Ratios of gross expenses to
	average net assets:	3.11%		4.75%	(6)
	Ratios of net expenses to
	average net assets:	1.50%		1.50%	(6)
	Ratios of net investment income to
	average net assets:	0.66%		0.31%	(6)
	Ratios of net investment loss to
	average net assets - pre waiver/recapture	(0.95)%		(2.94)%	(6)
	Portfolio turnover rate	53%		32%

*	The Dana Large Cap Core Fund Class A commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share resulted in less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(4)	Assumes reinvestment of all dividends and distributions, if any.
(5)	Not annualized
(6)	Annualized
(7)	Redemption fees resulted in an amount less than $0.01 per share.

See accompanying notes to financial statements.

DANA LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

Class C

	Year Ended	Period Ended
	October 31,	October 31,
	2011	2010 *

Net asset value, beginning of period	$ 11.83	$ 10.00
Activity from investment operations:
Net investment income (1,2)	0.00	0.00
Net realized and unrealized gain (loss)	0.67	1.83
Total from investment operations	0.67	1.83
Less distributions from:
Net investment income	-	-
Net realized gains	-	-
Total distributions	0.00	0.00

Net asset value, end of period	$ 12.50	$ 11.83

Total return (3,4,5)	5.66%	8.04%	(5)
Ratios/Supplemental Data:
Net assets, end of period	$ 13	$ 12
Ratios of gross expenses to
average net assets:	3.86%	5.50%	(6)
Ratios of net expenses to
average net assets:	2.25%	2.25%	(6)
Ratios of net investment income to
average net assets:	1.41%	(0.44)%	(6)
Ratios of net investment loss to
average net assets - pre waiver/recapture	(0.20)%	(3.69)%	(6)
Portfolio turnover rate	53%	32%

*	The Dana Large Cap Core Fund Class C commenced operations on July 28, 2010.
(1)	Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Net investment income per share resulted in less than $0.01 per share.
(3)

Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares and exclude the effect of applicable sales charges.

(4) Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized
(6) Annualized

See accompanying notes to financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

(1)	ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  The Trust consists of four funds: the FFV Fund; the FFV Focused Fund; the FFV Strategic Income Fund and the Dana Large Cap Core Fund (formerly known as the Epiphany Large Cap Core Fund) (collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  The Funds are registered to offer three classes of shares, Class N, Class A and Class C.  Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Effective March 1, 2011, the Funds have suspended sales of the Class I share class and have transferred all outstanding shares to Class N.  On March 1, 2011, the FFV Strategic Income Fund exchanged 10,345 shares of Class I (valued at $10.31 per share) for 10,326 shares of Class N (valued at $10.33 per share), pursuant to an action approved by the Board of Directors.

Each of the Funds are diversified and have the following investment objective.  The investment objective of the FFV Fund and the FFV Focused Fund is to seek long-term growth of capital from investments in companies whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of the FFV Strategic Income Fund is to seek income from investments in income-producing securities issued by corporations whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of the Dana Large Cap Core Fund is to seek long-term growth of capital.  The investment adviser to the Funds is Trinity Fiduciary Partners LLC (the "Adviser").

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.

a)         Investment Valuation—The net asset value per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading.  Assets for which market quotations are available are valued as follows: (a) securities that are traded on any stock exchange are generally valued at the last quoted sale price, or, if there were no sales on that day, at its last reported bid price; (b) securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (c) fixed income securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities; (d) short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees of the Trust (the "Board") has determined represents fair value.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  At October 31, 2011, no securities were fair valued by the Adviser.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2011 for the Funds assets and liabilities measured at fair value:

Epiphany FFV Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,913,041	$ -	$ -	$ 8,913,041
Money Market Funds	288,024	-	-	288,024
Total	$ 9,201,065	$ -	$ -	$ 9,201,065

Epiphany FFV Focused Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 878,564	$ -	$ -	$ 878,564
Money Market Funds	22,972	-	-	22,972
Total	$ 901,536	$ -	$ -	$ 901,536

Epiphany FFV Strategic Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 767,849	$ -	$ -	$ 767,849
Bonds & Notes	-	6,341,899	-	6,341,899
Preferred Stocks	-	2,179,934	-	2,179,934
Closed-End Funds	222,555	-	-	222,555
Money Market Funds	76,304	-	-	76,304
Total	$ 1,066,708	$ 8,521,833	$ -	$ 9,588,541

Dana Large Cap Core Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 9,111,671	$ -	$ -	$ 9,111,671
Money Market Fund	547,071	-	-	547,071
Total	$ 9,658,742	$ -	$ -	$ 9,658,742

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Please refer to each Fund’s Portfolio of Investments for industry classification.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

  b)         Federal Income Tax—The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2008-2010 returns and expected to be taken in the Funds’ 2011 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Funds identify its major tax jurisdictions as U.S. Federal and Ohio State.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2011, the Funds did not incur any interest or penalties.

c)         Distribution to Shareholders— The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Epiphany FFV Fund	Quarterly	Annually
Epiphany FFV Focused Fund	Quarterly	Annually
Epiphany FFV Strategic Income Fund	Monthly	Annually
Dana Large Cap Core Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

d)         Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

e)         Other—Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)         Allocation of Expenses—Expenses specifically attributable to a particular Fund are borne by that Fund.  Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds of the Trust or another reasonable basis.

(3)	INVESTMENT TRANSACTIONS

For the year ended October 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

Fund	Purchases	Sales
Epiphany FFV Fund	$ 9,785,119	$ 6,590,135
Epiphany FFV Focused Fund	1,090,562	1,095,210
Epiphany FFV Strategic Income Fund	9,018,920	3,323,064
Dana Large Cap Core Fund	7,942,652	2,663,171

(4)	ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser (the “Adviser”).  A Trustee of the Trust is the Chief Executive Officer of the Adviser.

Trinity Fiduciary Partners LLC (the "Adviser") acts as investment adviser for the Funds pursuant to the terms of the Management Agreement (the "Management Agreement").  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV, FFV Focused and Dana Large Cap Core Funds and 0.50% of the average daily net assets of the FFV Strategic Income Fund.  Pursuant to a sub-advisory agreement, the Adviser pays the sub-adviser, Dana Investment Advisors, Inc., a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.075% of the FFV Fund, 0.5625% of the FFV Focused Fund, 0.375% of the FFV Strategic Income Fund and 0.6375% of the Dana Large Cap Core Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until February 29, 2012 to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.75%, 2.50%, and1.75% per annum for Class A, C, and N shares respectively, of the FFV and FFV Focused Funds’, 1.25%, 2.00%  and 1.25%, per annum for Class A, C, and N shares respectively, of the FFV Strategic Income Fund’s and 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Dana Large Cap Core Fund’s average daily net assets.  During the year ended October 31, 2011 the Adviser waived/reimbursed fees for the Funds as follows:

Fund

Waiver/Reimbursement

FFV Fund

$ 127,514

FFV Focused Fund

     77,543

FFV Strategic Income Fund

   122,423

Dana Large Cap Core Fund

                  101,213

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ Operating Expenses are subsequently less than the percentages indicated above the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.75%, 2.50%, and 1.75% per annum for Class A, C and N shares respectively, of the FFV and FFV Focused Funds’, 1.25%, 2.00%, and 1.25%, per annum for Class A, C and N shares respectively, of the FFV Strategic Income Fund’s and 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Dana Large Cap Core Fund’s average daily net assets.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

These amounts will herein be referred to as the "expense limitations".  Effective March 1, 2011, the expense limitations for the Epiphany FFV Fund and Epiphany FFV Focused Fund have been lowered to 1.50%, 1.50% and 2.25% for Class A, N and C shares respectively from 1.75%, 1.75% and 2.50%, respectively, for Class A, N and C shares under the current waiver agreement.

During the year ended October 31, 2011 the Adviser has the following waived expenses that may be recovered no later then the dates indicated:

	October 31, 2012	October 31, 2013	October 31, 2014	Total
FFV Fund	$ 132,362	$ 60,735	$ 127,514	$ 320,611
FFV Focused Fund	-	60,136	77,543	137,679
FFV Strategic Income Fund	-	71,605	122,423	194,028
Dana Large Cap Core Fund	-	84,142	101,213	185,355

The Fund has entered into separate servicing agreements with Gemini Fund Services (“GFS”), whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $20,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $25,000 for each additional share class above 1 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $10,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25% and 1.00% of the average daily net assets attributable to Class A, Class N and C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

Trustees – The Funds pay no compensation to its Trustees who are employees of the Advisor or its Affiliates.  The board has approved that each Independent Trustees will receive a fee of $6,000 per year.  The Funds will also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

(5)	REDEMPTION FEE

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended October 31, 2011, there was $3,517 of redemption fees assessed in the FFV Fund, $1,107 of redemption fees assessed to FFV Focused Fund, $1,430 of redemption fees assessed to FFV Strategic Income and $2,360 of redemption fees assessed to Dana Large Cap Core Fund.

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended October 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 43,469	$ -	$ 43,469
FFV Focused Fund	5,243	-	5,243
FFV Strategic Income Fund	227,254	-	227,254
Dana Large Cap Core Fund	32,324	-	32,324

The tax character of distributions for the year ended October 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 24,126	$ -	$ 24,126
FFV Focused Fund	1,066	-	1,066
FFV Strategic Income Fund	64,861	-	64,861
Dana Large Cap Core Fund	7,282	-	7,282

As of October 31, 2011, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forward	Accumulated Capital & Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
FFV Fund	$ 8,816	$ -	$ (119,040)	$ -	$ 633,707	$ 523,483
FFV Focused Fund	15,631	29,350	-	-	10,847	55,828
FFV Strategic Income Fund	-	-	(615)	-	110,308	109,693
Dana Large Cap Core Fund	104,116	7,522	-	-	581,521	693,159

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments made for real estate investment trusts and partnerships held by the Funds.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to adjustments made for real estate investment trusts and partnerships held in the Funds and the tax treatment of short-term capital gains.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

At October 31, 2011, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on October 31st of the years indicated below:

	2017	2018	2019	Total
FFV Fund	$(44,038)	$ -	$ (75,002)	$ (119,040)
FFV Strategic Income Fund	-	-	(615)	(615)

Permanent book and tax differences, primarily attributable to distributions in excess of net investment income, tax treatment of foreign currency gains/(losses) and adjustments for paydowns, real estate investment trusts and partnerships, resulted in reclassification for the period ended October 31, 2011 as follows:

	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
FFV Fund	$ -	$ (2,383)	$ 2,383
FFV Focused Fund	-	896	(896)
FFV Strategic Income Fund	(14,531)	7,067	7,464
Dana Large Cap Core Fund	-	(1,084)	1,084

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the October 31, 2012 annual report.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of  October 31, 2011 Charles Schwab & Co., Inc. held 38.04% of the FFV Fund’s, 77.76% of the FFV Focused Fund’s, 52.81% of the FFV Strategic Income Fund’s and 54.46% of the Dana Large Cap Core Fund’s shares in an omnibus account for the sole benefit of their customers, and may therefore be deemed to control each of the respective Funds.

(8)	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011

those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(9)	SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted that on December 29, 2011, shareholders of the Epiphany FFV Focused Fund approved a new sub-advisory agreement with Hillcrest Capital Management, LLC.  Details regarding the vote will be provided in the next report to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund, Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and the Dana Large Cap Core Fund (the “Funds”), each a series of Epiphany Funds, including the schedules of investments as of October 31, 2011 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of October 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2011, the results of their operations for the year then ended, and changes in net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 28, 2011

Renewal of Advisory Agreement –The Epiphany Funds

In connection with a meeting held on September 7, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of Epiphany Funds (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisor (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Trinity Fiduciary Partners, LLC (the “Adviser”) relative to the Epiphany FFV Fund, Epiphany FFV Focused Fund, the Epiphany FFV Strategic Income Fund and the Dana Large Cap Core Fund (each a “Fund” and collectively the “Funds”).

In their consideration of the renewal of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, reviewed the services that the Adviser provides to the Funds, including, but not limited to, making the day-to-day investment decisions for the Funds or overseeing the sub-adviser and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Funds.  The Board considered and discussed, among other things, the Adviser’s notable expertise, the Fund’s performance, market conditions and the Adviser’s investment process.  The Board also noted the Adviser’s commitment to maintaining a sound compliance program and efforts in promoting the Fund and increasing assets.   On this basis, the Board, including the Independent Trustees, concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser.

Performance.  The Board, including the Independent Trustees, reviewed the performance of the Funds in comparison with the relevant benchmarks.  Based on the information provided by the Adviser and the performance of the Funds over the last year, the Board, including the Independent Trustees, concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board, including the Independent Trustees, then discussed the comparison of management fees and corresponding sub-advisory fees, total operating expense data, reviewed the Funds’ advisory fees and overall expenses compared to a peer group of similarly managed funds and the 12b-1 fees paid to the Adviser.  The Board considered the Adviser’s agreement to waive fees or reimburse expenses to the extent that the Funds’ total operating expenses exceed certain limits, and that these fee waivers and expense reimbursements would be in effect during the term of the Funds' management agreement.  The Board, including the Independent Trustees concluded that the Funds’ advisory fees were acceptable in light of the quality of the services the Funds currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Funds, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  The Trustees noted that the Funds were not profitable to the Adviser and concluded that they were satisfied that the Adviser’s profitability from its relationship with the Funds, if any, was reasonable, competitive with that of comparable funds and was not excessive.

 Conclusion.  In the course of their deliberations, the Board, including a majority of the Independent Trustees, did not identify any particular information or factor that was all important or controlling.  Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Renewal of Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Dana Investment Advisors (“Dana” or the “Sub-Adviser”) and the Trust, relative to the Epiphany FFV Strategic Income Fund and the Dana Large Cap Core Fund (collectively the “Sub-Advised Funds”).

In its consideration of the renewal of the Sub-Advisory Agreement relative to the Sub-Advised Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, noted the experience of the portfolio management and research personnel of the Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board then discussed the financial condition of the Sub-Adviser and reviewed financial statements provided by the Sub-Adviser.  The Board also discussed the Sub-Adviser’s compliance structure and broker selection process.  It was the consensus of the Trustees that the Sub-Adviser continues to have adequate experience and expertise to manage the Sub-Advised Funds in a manner acceptable to the Board.

Performance.  The Sub-Adviser's performance was evaluated by the Board, including the Independent Trustees, and found to be acceptable for the purposes of renewing the Sub-Advisory Agreement regarding the Sub-Advised Funds.  It was the consensus of the Board, including the Independent Trustees that the overall investment philosophy of the Sub-Adviser was satisfactory and that the research tools and overall approach employed by the Sub-Adviser provides reasonable returns.

 Fees and Expenses.  The Board, including the Independent Trustees, noted that they had also compared the total expense ratio of each Sub-Advised Fund with the expense ratios of the funds in the peer group and had determined that each Sub-Advised Fund’s contractual sub-advisory fees were within the range for the peer group.  The Board, including the Independent Trustees concluded that each Sub-Advised Fund’s management fees were acceptable in light of the quality of services each Sub-Advised Fund receive from the Sub-Adviser and the level of fees paid by funds in the peer group.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Funds for which it acts as Sub-Adviser and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board, including the Independent Trustees that based on the anticipated size of each Fund, economies of scale was not a relevant consideration at this time.

Profitability.  After review of an analysis of profitability provided by the Sub-Adviser, the Board, including the Independent Trustees, concluded that although the Sub-Advisory fees may be on the high end when compared to peer funds, based on other services provided and the performance of each Sub-Advised Fund, the fees were reasonable and profits from the Sub-Advisor relationship with each Sub-Advised Fund were not excessive.

 Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify particular information that was all-important or controlling with respect to the Sub-Advisory Agreement.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and approved the renewal of the Sub-Advisory Agreement.

Approval of Sub-Advisory Agreement between the Trust and Hillcrest, on behalf of the FFV Focused Fund

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Hillcrest Asset Management, LLC (“Hillcrest”) and the Trust, on behalf of the FFV Focused Fund (the “Fund”).

In its consideration of the proposed New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, considered the investment experience of the proposed portfolio managers and investment philosophy of Hillcrest.  The Board discussed the extent of Hillcrest’s research capabilities and the experience of its management personnel.  The Board, including the Independent Trustees, concluded that Hillcrest has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered Hillcrest’s past performance with its existing accounts, as well as other factors relating to Hillcrest’s track record.  Materials provided indicated that Hillcrest had completed a three-year track record in small cap value investing.  The reports indicated that Hillcrest’s accounts had outperformed their benchmark index in the most recent quarter, as well as over a one and three year period.  The Board concluded that Hillcrest's past performance was acceptable and believed Hillcrest would be able to meet the Board’s performance expectations.

Fees and Expenses.  The Board, including the Independent Trustees, noted that the Adviser and the Hillcrest would charge an annual advisory fee on the average net assets of the Fund and from that fee pay Hillcrest.  Additionally, the Board noted that the Adviser agreed to cap expenses and reimburse fees in excess of 1.50% of the average daily net assets of the Fund through February 2012, and to cap expenses and reimburse fees in excess of 1.75% through February 2013. The Board then discussed the comparison of management fees and total operating expense data.  The Board reviewed information regarding fees and expenses of comparable funds and concluded that the proposed advisory fees and the Fund's resulting overall expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser and Hillcrest.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser and Hillcrest in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  The Board also considered the profits to be realized by the Adviser and Hillcrest from other activities related to the Fund.  The Trustees concluded that because of the Fund's expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s and Hillcrest’s level of profitability from their relationships with the Fund would not be excessive.

Conclusion.  Having requested and received such information from Hillcrest as the Board believed to be reasonably necessary to evaluate the terms of the proposed new Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures is fair and reasonable and that approval of the proposed Sub-Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed new Sub-Advisory Agreement.

EPIPHANY FUNDS

EXPENSE EXAMPLES

October 31, 2011 (Unaudited)

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(a)	Ending Account Value 10/31/11	Expenses Paid During Period(c)

Epiphany FFV Fund – Class N	1.50%	$1,000.00	$ 910.50	$ 7.22	$1,017.64	$ 7.63
Epiphany FFV Fund – Class A	1.50%	$1,000.00	$ 909.60	$ 7.22	$1,017.64	$ 7.63
Epiphany FFV Fund – Class C	2.25%	$1,000.00	$ 907.30	$ 10.82	$1,013.86	$ 11.42
Epiphany FFV Focused Fund – Class N	1.50%	$1,000.00	$ 906.90	$ 7.21	$1,017.64	$ 7.63
Epiphany FFV Focused Fund – Class A	1.50%	$1,000.00	$ 907.60	$ 7.21	$1,017.64	$ 7.63
Epiphany FFV Focused Fund – Class C	2.25%	$1,000.00	$ 903.70	$ 10.80	$1,013.86	$ 11.42
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period(a)	Ending Account Value 10/31/11	Expenses Paid During Period
Epiphany FFV Strategic Income Fund – Class N	1.25%	$1,000.00	$ 999.00	$ 6.30	$1,018.90	$ 6.36
Epiphany FFV Strategic Income Fund – Class A	1.25%	$1,000.00	$ 998.40	$ 6.30	$1,018.90	$ 6.36
Epiphany FFV Strategic Income Fund – Class C	2.00%	$1,000.00	$ 995.10	$ 10.06	$1,015.12	$ 10.16
Dana Large Cap Core Fund – Class N	1.50%	$1,000.00	$ 901.80	$ 7.19	$1,017.64	$ 7.63
Dana Large Cap Core Fund – Class A	1.50%	$1,000.00	$ 900.90	$ 7.19	$1,017.64	$ 7.63
Dana Large Cap Core Fund – Class C	2.25%	$1,000.00	$ 899.30	$ 10.77	$1,013.86	$ 11.42

(a)Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365.

EPIPHANY FUNDS

SUPPLEMENTAL INFORMATION

October 31, 2011 (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-477-7373.

Name Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell 306 W. 7th Street Suite 888 Fort Worth, Texas 76102 Age: 63	Trustee	Indefinite/ Dec. 1, 2006- present	Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., since 1988.	4	Principal, Board Member, Mitchell & Moroneso IS, Inc.
William Reichenstein Baylor University Hankamer School of Business Waco, Texas 76798 Age: 59	Trustee	Indefinite/ Dec. 1, 2006 - present	Professor of Investments, Baylor University, since 1990. Principal, Retiree, Inc. since 2008.	4	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St., Fort Worth, Texas 76109 Age: 70	Trustee	Indefinite/ June 22, 2009 - present	Retired	4	Independent Director, Rydex Mutual Funds and Rydex Variable Annuities; Independent Director, AA Sleeper Cab Co.

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Focus Fund, the Epiphany FFV Strategic income Fund and the Dana Large Cap Core Fund.

EPIPHANY FUNDS

SUPPLEMENTAL INFORMATION (Continued)

October 31, 2011 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino III [2] 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 38	President, Chairman and Trustee	Indefinite/ Dec. 1, 2006 – present (Trustee since Sept. 27, 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005. Owner, Ameriprise, financial planning (1995-2004).	4	None
John Horan 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 65	Chief Compliance Officer	Feb. 2010-Nov. 2011	Trinity Fiduciary Partners, LLC, investment advisor, since 2008. Financial advisor, Edward Jones (2003-2007).	N/A	None
C. Elizabeth Fahy 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 35	Chief Compliance Officer	Indefinite/ Nov. 2011- present	Chief Compliance Officer, Epiphany Funds since 2011. Attorney, U.S. Dept. of Labor, (2002-2010).	N/A	None
James Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 35	Secretary	Indefinite / 2010-present

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Kevin Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Treasurer	Indefinite / 2010- present	Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice-President, GemCom, LLC (since 2004).	N/A	N/A

1 The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Focus Fund, the Epiphany FFV Strategic Income Fund and the Dana Large Cap Core Fund.

2 Samuel J. Saladino III is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

PRIVACY NOTICE

Rev. 12/2011

FACTS	WHAT DOES EPIPHANY FUNDS AND ITS INVESTMENT ADVISOR TRINITY FIDUCIARY PARTNERS, LLC (“EPIPHANY”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Epiphany chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Epiphany share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-320-2185 or go to www.epiphanyfunds.com

What we do
Who is providing this notice?	Epiphany Funds and its advisor Trinity Fiduciary Partners, LLC. A complete list is included below.
How does Epiphany protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Epiphany collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: Trinity Fiduciary Partners, LLC •
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Epiphany doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Epiphany doesn’t jointly market.
List of entities providing this notice
Epiphany FFV Fund Hillcrest FFV Small Cap Value Fund Epiphany FFV Strategic Income Fund Dana Large Cap Core Fund

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-320-2185 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-320-2185.

INVESTMENT ADVISOR

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 226

Irving, TX 75062

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

FYE 10/31/11

$25,000

N/A

FYE 10/31/10

$25,000

N/A

FYE 10/31/09

$12,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 10/31/11

$0

N/A

FYE 10/31/10

$0

N/A

FYE 10/31/09

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 10/31/11

$7,200

N/A

FYE 10/31/10

$7,200

N/A

FYE 10/31/09

$2,000

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 10/31/11

$0

N/A

FYE 10/31/10

$0

N/A

FYE 10/31/09

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 10/31/2011

$7,200

N/A

FYE 10/31/2010

$7,200

N/A

FYE 10/31/09

$2,000

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/

Samuel J. Saladino, III, President

Date

1/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

Samuel J. Saladino, III, President

Date

1/9/12

By (Signature and Title)

*

/s/

Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date

1/9/12

* Print the name and title of each signing officer under his or her signature.